CIT RV TRUST 1998-A
Cutoff Date: June 30, 2006

The percentages and balances set forth in each of the following tables may not total due to rounding.

Geographic Distribution of Contracts (1)

State	Number of Contracts as of Cut-off Date	% of Contract Pool by Number of Contracts as of Cut-off Date	Aggregate Principal Balance Outstanding as of Cut-off Date	% of Contract Pool by Principal Balance Outstanding as of Cut-off Date

Alabama	24	1.59%	$552,330	1.52%
Arizona	68	4.51%	$1,786,396	4.90%
Arkansas	35	2.32%	$596,373	1.64%
California	208	13.79%	$4,869,143	13.37%
Colorado	37	2.45%	$1,041,955	2.86%
Connecticut	6	0.40%	$134,351	0.37%
Delaware	2	0.13%	$56,547	0.16%
Florida	100	6.63%	$2,873,665	7.89%
Georgia	40	2.65%	$958,651	2.63%
Idaho	9	0.60%	$288,776	0.79%
Illinois	38	2.52%	$624,208	1.71%
Indiana	17	1.13%	$387,318	1.06%
Iowa	6	0.40%	$189,544	0.52%
Kansas	30	1.99%	$466,140	1.28%
Kentucky	10	0.66%	$187,105	0.51%
Louisiana	16	1.06%	$470,492	1.29%
Maine	6	0.40%	$180,960	0.50%
Maryland	18	1.19%	$289,799	0.80%
Massachusetts	24	1.59%	$393,649	1.08%
Michigan	21	1.39%	$692,188	1.90%
Minnesota	10	0.66%	$449,933	1.24%
Mississippi	9	0.60%	$196,475	0.54%
Missouri	62	4.11%	$859,244	2.36%
Montana	7	0.46%	$96,227	0.26%
Nebraska	5	0.33%	$320,022	0.88%
Nevada	38	2.52%	$1,044,149	2.87%
New Hampshire	6	0.40%	$162,959	0.45%
New Jersery	8	0.53%	$149,289	0.41%
New Mexico	25	1.66%	$996,945	2.74%
New York	26	1.72%	$576,750	1.58%
North Carolina	31	2.06%	$826,912	2.27%
North Dakota	1	0.07%	$95,905	0.26%
Ohio	14	0.93%	$563,800	1.55%
Oklahoma	92	6.10%	$1,491,290	4.09%
Oregon	40	2.65%	$1,345,145	3.69%
Pennsylvania	22	1.46%	$400,894	1.10%
Rhode Island	4	0.27%	$38,850	0.11%
South Carolina	17	1.13%	$434,270	1.19%
South Dakota	1	0.07%	$39,022	0.11%
Tennessee	15	0.99%	$454,391	1.25%
Texas	247	16.38%	$5,773,212	15.85%
Utah	12	0.80%	$429,918	1.18%
Vermont	2	0.13%	$11,310	0.03%
Virginia	8	0.53%	$153,446	0.42%
Washington	73	4.84%	$1,996,046	5.48%
West Virginia	4	0.27%	$32,167	0.09%
Wisconsin	11	0.73%	$409,405	1.12%
Wyoming	3	0.20%	$39,086	0.11%

	1,508	100.00%	$36,426,655	100.00%

(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.

CIT RV TRUST 1998-A Cutoff Date: June 30, 2006

Range of Contract Rates
Range of Contract Rates	Number of Contracts as of Cut-off Date	% of Contract Pool by Number of Contracts as of Cut-off Date	Aggregate Principal Balance Outstanding as of Cut-off Date	% of Contract Pool by Principal Balance Outstanding as of Cut-off Date

0.00% - 7.49% (1)	2	0.13%	$83,587	0.23%
7.50% - 7.99%	20	1.33%	$1,457,280	4.00%
8.00% - 8.99%	267	17.71%	$12,930,636	35.50%
9.00% - 9.99%	457	30.31%	$11,533,726	31.66%
10.00% - 10.99%	415	27.52%	$6,550,649	17.98%
11.00% - 11.99%	203	13.46%	$2,522,685	6.93%
12.00% - 12.99%	88	5.84%	$883,633	2.43%
13.00% - 13.99%	41	2.72%	$333,660	0.92%
14.00% - 14.99%	11	0.73%	$99,020	0.27%
15.00% - 15.99%	2	0.13%	$16,700	0.05%
16.00% - 16.99%	1	0.07%	$5,356	0.01%
18.00% - 18.99%	1	0.07%	$9,722	0.03%

	1,508	100.00%	$36,426,655	100.00%

(1) Generally represents repossessed contracts or contracts subject to the Soldiers’ and Sailors’ Civil Relief Act.

Range of Remaining Maturities

Range of Remaining Maturities in Months	Number of Contracts as of Cut-off Date	% of Contract Pool by Number of Contracts as of Cut-off Date	Aggregate Principal Balance Outstanding as of Cut-off Date	% of Contract Pool by Principal Balance Outstanding as of Cut-off Date

0 - 12 months	19	1.26%	$203,838	0.56%
13 - 24 months	225	14.92%	935,291	2.57%
25 - 36 months	52	3.45%	338,208	0.93%
37 - 48 months	371	24.60%	3,619,824	9.94%
49 - 60 months	74	4.91%	851,638	2.34%
61 - 72 months	28	1.86%	791,339	2.17%
73 - 84 months	581	38.53%	19,175,052	52.64%
85 - 96 months	93	6.17%	3,675,015	10.09%
97 - 108 months	3	0.20%	405,600	1.11%
109 - 120 months	1	0.07%	59,414	0.16%
133 - 144 months	58	3.85%	6,019,696	16.53%
145 - 156 months	3	0.20%	351,739	0.97%

	1,508	100.00%	$36,426,655	100.00%

CIT RV TRUST 1998-A
Cutoff Date: June 30, 2006

Collateral Type Distribution

Collateral Type	Number of Contracts as of Cut-off Date	% of Contract Pool by Number of Contracts as of Cut-off Date	Aggregate Principal Balance Outstanding as of Cut-off Date	% of Contract Pool by Principal Balance Outstanding as of Cut-off Date

Motor Homes	725	48.08%	$27,403,782	75.23%
Fifth Wheel	344	22.81%	5,453,695	14.97%
Travel Trailer	358	23.74%	2,758,415	7.57%
Other	81	5.37%	810,763	2.23%

Total	1,508	100.00%	$36,426,655	100.00%

Delinquency Status Distribution

Delinquency Status	Number of Contracts as of Cut-off Date	% of Contract Pool by Number of Contracts as of Cut-off Date	Aggregate Principal Balance Outstanding as of Cut-off Date	% of Contract Pool by Principal Balance Outstanding as of Cut-off Date

Current, including 1 to 29 days delinquent	1,362	90.32%	$32,239,924	88.51%
30 to 59 days	40	2.65%	1,034,364	2.84%
60 to 89 days	20	1.33%	416,148	1.14%
90 to 119 days	5	0.33%	84,764	0.23%
120 to 149 days	3	0.20%	56,562	0.16%
150 to 179 days	4	0.27%	31,966	0.09%
180+ days	23	1.53%	769,119	2.11%
Repossession Status	51	3.38%	1,793,808	4.92%

	1,508	100.00%	$36,426,655	100.00%

CIT RV TRUST 1998-A
Cutoff Date: June 30, 2006

Range of Principal Balance Outstanding

Principal Balance Type	Total Balance as of Cut-off Date	Minimum Balance as of Cut-off Date	Maximum Balance as of Cut-off Date	Average Balance as of Cut-off Date

Original	$61,402,780.91	$6,830.78	$425,000.00	$40,718.02
Current	$36,426,654.97	$62.77	$292,189.48	$24,155.61

New vs. Used Collateral Distribution

New vs. Used	Number of Contracts as of Cut-off Date	% of Contract Pool by Number of Contracts as of Cut-off Date	Aggregate Principal Balance Outstanding as of Cut-off Date	% of Contract Pool by Principal Balance Outstanding as of Cut-off Date

New	987	65.45%	$25,293,001	69.44%
Used	521	34.55%	11,133,654	30.56%

	1,508	100.00%	$36,426,655	100.00%

Range of Credit Scores

Score Type	Minimum as of Origination Date	Maximum as of Origination Date	Weighted Average as of Origination Date

FICO	510	823	677
Custom	85	299	195

Minimum, Maximum and Weighted Average Distribution

Distribution Type	Minimum as of Cut-off Date	Maximum as of Cut-off Date	Weighted Average as of Cut-off Date

Contract Rate	5.00%	18.00%	9.11%
Original Term	84 months	240 months	184 months
Current Term	1 months	146 months	85 months